                                                                    Exhibit 99.1
INVERNESS MEDICAL
TECHNOLOGY, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02208-3398

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| Vote by Telephone |                             | Vote by Internet |
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It's fast, convenient, and                        It's fast, convenient, and
immediate! Call Toll-Free                         your vote is immediately
on a Touch-Tone Phone                             confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

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|  Follow these four easy steps:     |        | Follow these four easy steps:  |
|                                    |        |                                |
| 1. Read the accompanying Proxy     |        | 1. Read the accompanying Proxy |
|    Statement/Prospectus and        |        |    Statement/Prospectus and    |
|    Proxy Card.                     |        |    Proxy Card.                 |
|                                    |        |                                |
| 2. Call the toll-free number       |        | 2. Go to the Website           |
|    1-877-PRX-VOTE (1-877-779-8683).|        |    http://aproxyvote.com/ima   |
|                                    |        |                                |
| 3. Enter your Voter Control Number |        | 3. Enter your Voter Control    |
|    located on your Proxy Card      |        |    Number located on your      |
|    above your name.                |        |    Proxy Card above your name. |
|                                    |        |                                |
| 4. Follow the recorded             |        | 4. Follow the instructions     |
|    instructions.                   |        |    provided.                   |
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Your vote is important!                      Your vote is important!
Call 1-877-PRX-VOTE anytime!                 Go to http://www.aproxyvote.com/ima
                                             anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet



                                  DETACH HERE


      Please mark
[X]   votes as in
      this example.


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                  INVERNESS MEDICAL TECHNOLOGY, INC.
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The Board of Directors recommends that you vote for each of Proposals 1-3.

                                               FOR      AGAINST     ABSTAIN
1. Adoption of the Agreement and Plan of       [ ]        [ ]         [ ]
   Split-Off and Merger dated as of May 23, 2001 by and among Johnson & Johnson,
   Sunrise Acquisition Corp., a wholly owned subsidiary of Johnson & Johnson, and Inverness Medical Technology, Inc.

                                               FOR      AGAINST     ABSTAIN
2. Approval of the Inverness Medical           [ ]        [ ]         [ ]
   Innovations, Inc. 2001 Stock Option and
   Incentive Plan.

3. Approval of the Inverness Medical           [ ]        [ ]         [ ]
   Innovations, Inc. Executive Bonus Plan.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Mark box at right if an address change or comment has been noted on   [ ]
the reverse side of this card.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: ______________ Date: ________ Signature: _____________ Date: ________